                                                                    EXHIBIT 23.2



                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

We consent to the incorporation by reference in the following Registration Statements of our report dated February 16, 2001 with respect to the consolidated financial statements of Encal Energy Ltd. filed as an appendix to the Annual Report on Form 10-K of Calpine Corporation for the year ended December 31, 2001.

Form     Registration Statement No.   Description              Registrant                              Date Filed
-------------------------------------------------------------------------------------------------------------------------
S-3/A2   333-72583                    Registration Statement   Calpine Corporation                     March 19,1999
S-3/A3   333-87427                    Registration Statement   Calpine Corporation                     October 27, 1999
                                                               Calpine Capital Trust

S-3/A    333-33736-01                 Registration Statement   Calpine Corporation                     June 22, 2000
                                                               Calpine Capital Trust II
S-3/A    333-40652                    Registration Statement   Calpine Corporation                     July 24, 2000
S-3/A    333-47068-01                 Registration Statement   Calpine Corporation                     November 14, 2000
                                                               Calpine Capital Trust III

S-3/A    333-56712                    Registration Statement   Calpine Corporation                     April 17, 2001
S-3/A    333-59786                    Registration Statement   Calpine Corporation                     July 31, 2001
S-3/A    333-66078                    Registration Statement   Calpine Corporation                     October 22, 2001
S-3/A    333-67446                    Registration Statement   Calpine Corporation                     September 20, 2001
                                                               Calpine Canada Energy Finance ULC
                                                               Calpine Canada Energy Finance II ULC

S-3/A    333-71966                    Registration Statement   Calpine Corporation                     November 6, 2001
S-3      333-76880                    Registration Statement   Calpine Corporation                     January 17, 2002
                                                               Calpine Canada Energy Finance ULC
                                                               Calpine Canada Energy Finance II ULC
                                                               Calpine Capital Trust IV
                                                               Calpine Capital Trust V

                                                     "Signed Ernst & Young LLP"

Calgary, Canada
March 29, 2002                                          Chartered Accountants